UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2011

THERMADYNE HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13023	74-2482571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri		63017
(Address of Principal Executive Offices)		(Zip Code)

(636) 728-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2011, Steven A. Schumm, the Company’s Executive Vice President, Chief Financial Officer and Chief Administrative Officer, and its principal financial and accounting officer, stepped down from those positions in order to pursue other interests.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated October 18, 2011.

*    *    *

The statements in this Current Report that relate to future plans, events or performance are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, including statements regarding our future prospects. These statements may be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions that relate to future events and occurrences. Actual results could differ materially due to a variety of factors and the other risks described in this Current Report and the other documents we file from time to time with the Securities and Exchange Commission. Factors that could cause actual results to differ materially from those expressed or implied in such statements include, but are not limited to, the following: (a) the impact of uncertain global economic conditions on our business and those of our customers, (b) the cost and availability of raw materials, (c) operational and financial developments and restrictions affecting our international sales and operations, (d) the impact of currency fluctuations, exchange controls, and devaluations, (e) consolidation within our customer base and the resulting increased concentration of our sales, (f) actions taken by our competitors that affect our ability to retain our customers, (g) the effectiveness of our cost reduction initiatives in our continuous improvement program, (h) our ability to meet customer needs by introducing new and enhanced products, (i) our ability to adequately enforce or protect our intellectual property rights, (j) the detrimental cash flow impact of increasing interest rates and our ability to comply with financial covenants in our debt instruments, (k) disruptions in the credit markets, (l) our relationships with our employees and our ability to retain and attract qualified personnel, (m) liabilities arising from litigation, including product liability risks, and (n) the costs of compliance with and liabilities arising under environmental laws and regulations. Readers are cautioned not to place undue reliance on any forward-looking statements contained herein, which speak only as of the date hereof and are not guarantees of performance or results. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or that reflect the occurrence of unanticipated events. For a discussion of factors that may affect future results see “Risk Factors” included in our Registration Statement on Form S-4 originally filed with the SEC on April 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMADYNE HOLDINGS CORPORATION

Date: October 20, 2011	By:	/s/ Martin Quinn
	Name:	Martin Quinn
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 18, 2011.